                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        American Independence Funds Trust
                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

                                October__ , 2001

Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the Trust, with respect to each above noted series of the Trust, to be held at 10:00 a.m. (Eastern Standard time) on November 14, 2001, at the Trust's offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.


Sincerely,



David Bunstine
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

October __, 2001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on November 14, 2001 at 10:00 a.m. (Eastern Standard time) for the following purposes:

     1. To elect Trustees of the Trust, each of whom will serve until his successor is elected and qualified- Shareholders of each Fund only;

     2. To approve converting the NestEgg Funds' investment objectives from fundamental to non-fundamental Shareholders of NestEgg Capital Preservation Fund, NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030Fund, and NestEgg 2040 only ( "NestEgg Funds");

     3. To approve changing the asset allocation model of the NestEgg Funds' corresponding Master Portfolios to increase the "normal" equity allocation percentage for each Master Portfolio that has reached its time horizon- Shareholders of NestEgg Funds only;

     4. To approve amending certain NestEgg Funds' fundamental investment policies and converting certain others to non-fundamental investment policies - Shareholders of the NestEgg Fund only; and

     5. To elect Trustees of Master Investment Portfolio, each of whom will serve until his successor is elected and qualified- Shareholders of each NestEgg Fund only;

     5. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on September 21, 2001, are entitled to notice of, and to vote at, the Meeting.

David Bunstine
President
American Independence Funds Trust

AMERICAN INDEPENDENCE FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 14, 2001

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern Standard time) on November 14, 2001, at the Trust's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

SOLICITATION OF PROXIES

         The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about October__, 2001. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting.



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

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

Proposal 1 requires the affirmative vote of a plurality of votes cast of the Trust. Each of the Proposals 2,3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 5 requires the affirmative vote of a plurality of votes cast of the NestEgg Funds.

The Board of Trustees of the Trust has fixed the close of business on September 21, 2001 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were _________ shares outstanding of the Trust. See "Substantial Shareholders" for record date shares of each Fund.

ANNUAL AND SEMI-ANNUAL REPORT

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. Copies of the reports are available without charge upon request by writing to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-888-266-8787.

PROPOSALS FOR SHAREHOLDER APPROVAL

         The table below has been prepared to assist you in determining which proposals apply to the Funds(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Funds(s) you own.


FUND                          PROPOSAL #1     PROPOSAL #2    PROPOSAL #3     PROPOSAL #4     PROPOSAL #5
   Short-Term Bond Fund           |X|

Intermediate Bond Fund            |X|

Stock Fund                        |X|

International                     |X|

Multi-Manager Stock Fund          |X|

Kansas Tax-Exempt Bond Fund       |X|

Money Market Fund


                                  |X|
NestEgg Capital                   |X|             |X|            |X|             |X|             |X|

Preservation Fund

NestEgg 2010 Fund                 |X|             |X|            |X|             |X|             |X|

NestEgg 2020 Fund                 |X|             |X|                            |X|             |X|

NestEgg 2030 Fund

NestEgg 2040 Fund                 |X|             |X|                            |X|             |X|


PROPOSAL 1 -  ELECTION  OF TRUSTEES OF THE TRUST

         NOMINEES FOR TRUSTEE.

The Board has approved the nomination of Terry L. Carter, Troy Jordan, Thomas F. Kice, John J. Pileggi, Rodney Pitts, Ronald L. Baldwin, Phillip J. Owings, George Mileusnic and Peter Ochs, each to serve as Trustee until he resigns, retires or his successor is elected and qualified. Messrs. Carter, Kice, Pileggi, Baldwin, Owings and Mileusnic currently serve as Trustees of the Trust. Each has agreed to stand for re-election. Messrs. Carter, Kice, Pileggi and Mileusnic have been Trustees of the Trust since its inception in 1996 and Messrs. Baldwin and Owings were appointed as a Trustee by the Board on August 29, 2000. Messrs. Pitts, Ochs and Jordan are being proposed for election as new Trustees to fill existing vacancies, and are not presently serving as Trustees. The Board is authorized to fill twelve positions but has presently set the number of positions at nine; thus the election of Messrs. Pitts, Ochs and Jordan would fill the current three vacancies. Each of Messrs. Baldwin, Owings, Pitts and Jordan is considered an "interested person"of the Trust under the 1940 Act as a result of his present or past affiliation and employment with INTRUST Bank. No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the Trust.

         If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each Trustee.

                                   NOMINEES STANDING FOR RE-ELECTION
                                   ---------------------------------

                                                                FUND &            PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE              POSITION(S)*      SHARES           DURING PAST FIVE YEARS
                                                               OWNED**
                                                 Trustee                   Senior Vice President of QuikTrip
Terry L. Carter, Age: 53                                                   Corporation.
901 N. Mingo Road
Tulsa, OK 74116


                                                                FUND &            PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE              POSITION(S)*      SHARES           DURING PAST FIVE YEARS
                                                               OWNED**
Thomas F. Kice, Age:  50                         Trustee                   President of Kice Industries, Inc.
1150 Woodridge Drive
Wichita, KS 67206

John J.  Pileggi,  Age:  47                    Trustee and                 President and Chief Executive
33 Whitehall                                    Chairman                   Officer, PLUSFunds.com.  Formerly,
27th Street                                                                President and CEO of ING Mutual
Floor                                                                      Fund Management Co. LLC
New York, NY 10004                                                         (1998-2000);  Director of Furman
                                                                           Selz LLC (1994- 1998); Senior
                                                                           Managing Director of Furman Selz
                                                                           LLC (1992-1994);

***Ronald L. Baldwin, Age: 47                    Trustee                   Director   and  Vice   Chairman  of
105 North Main Street                                                      INTRUST Financial Services, Inc.
Wichita, KS 67202

***Phillip J. Owings,  Age: 56                   Trustee                   [title],Sungard Wealth Management
8200 Thorn Drive, Suite 125                                                Services LLC; formerly Executive
Wichita, KS  67226                                                         Vice President and Division
                                                                           Manager- INTRUST Bank

George  Mileusnic,  Age: 47                      Trustee                   Executive Vice President of
9422 Cross Creek                                                           Operations of North American
Wichita, KS 67206                                                          Division of The Coleman Co., Inc.


* Each Trustee serves in such capacity with respect to each of the Trust's ten Funds.
**Beneficial ownership
***An "interested person" of the Trust as defined in the 1940 Act.


                                 NOMINEES NOT PRESENTLY SERVING AS TRUSTEES
                                 ------------------------------------------
                                                                  FUND &        PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE                POSITION**        SHARES        DURING PAST FIVE YEARS
                                                                 OWNED**
***Rodney D. Pitts, Age : 41                      Trustee                    Senior Vice President of INTRUST
105 North Main Street                                                        Bank N.A.; formerly, Vice
Wichita, KS 67202                                                            President of Nationsbank, N.A.

***Troy Jordan, Age : 39                          Trustee                    Senior Vice President of INTRUST
105 North Main Street                                                        Bank N.A.
Wichita, KS 67202

*** Peter L. Ochs, Age : 49                       Trustee                    Manager of Ochs & Associates,
319 S. Oak St.                                                               Inc.
Wichita, KS 67213

-----------

* Each nominee would serve as Trustee with respect to each of the Trust's ten Funds.
**Beneficial ownership
**An "interested person" of the Trust as defined in the 1940 Act.

         BOARD MEETINGS AND COMMITTEES.

         The standing committees of the Board are the Audit Committee and the Nominating Committee.

         The current members of the Audit Committee, each of which are not considered an "interested person"of the Trust under the 1940 Act, are Messrs. Best (Chairman), Carter, Kice, Pileggi and Mileusnic. The Audit Committee's primary responsibilities are:

          - to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

          - to review the results of the annual audits of the financial statements of each Fund;

          - to interact with the Funds' independent auditors on behalf of the full Board of Trustees.

         The current members of the Nominating Committee, each of which is not considered an "interested person" under the 1940 Act, are Messrs. Best, Carter, Kice, Pileggi and Mileusnic . The Nominating Committee is responsible for considering and recommending to the Board a slate of persons to be nominated for election as Trustees by the shareholders at each annual meeting of shareholders and a person to be elected to fill any vacancy occurring for any reason on the Board.

         The Nominating Committee will consider nominees recommended by a shareholder to serve as Trustee, provided (i) that such person was a shareholder of record at the time they


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

submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         During theTrust's last fiscal year, the Board held four regular Board meetings and one special board meeting. In addition, the Audit Committee held two meetings. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during such period. Currently, two-thirds of the Board members are disinterested and, if the additional Board nominees are elected by shareholders, that percentage will decrease to five-ninths.

         TRUSTEE COMPENSATION.

         Trustees of the Trust not affiliated with the INTRUST Financial Services, Inc (the "Adviser")or BISYS Fund Services Limited Partnership ( the "Distributor") receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Adviser or the Distributor do not receive compensation from the Trust. Furthermore,Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust or the Adviser.

                               COMPENSATION TABLE

         The following table sets forth the compensation received by the Trustees for their services to the Trust during the twelve month period ended February 28, 2001. Each Trustee served in such capacity for each of the Trust's eleven Funds.


                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                                FROM THE TRUST                        FUND COMPLEX
G.L. Best                                            $8,000                               $8,000
   Trustee

Terry L. Carter                                      $7,000                               $7,000
   Trustee

Thomas F. Kice                                       $8,000                               $8,000
   Trustee

John J.  Pileggi                                     $7,500                               $7,500
   Trustee

Ronald L. Baldwin*                                   $  0                                 $  0
   Trustee

Phillip J. Owings*                                   $  0                                 $  0
   Trustee


                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                                FROM THE TRUST                        FUND COMPLEX
George  Mileusnic                                    $8,000                               $8,000
   Trustee

--------------
* Appointed to the Board of the Trust on August 29, 2000. Each, through existing or then existing affiliations with the Adviser, was not entitled to receive compensation for their services as Trustees of the Trust.



           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL NOMINEES

PROPOSAL 2 -    CONVERTING THE INVESTMENT OBJECTIVE OF THE NESTEGG FUND(S) AND
                MASTER PORTFOLIOS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

         Each NestEgg Fund invests all of its investable assets in a "master fund" having the same objective and policies as the Nest Egg Fund. The "master Fund" is a series ("Master Portfolio") of the Master Investment Portfolio. The investment objectives of the NestEgg Funds and Master Portfolios currently are fundamental and require shareholder approval prior to any change. Each Master Portfolio is presently soliciting votes for changes in certain policies as described in this proposal and Proposals 3, 4and 5 to be voted at a meeting of interestholders on November 16, 2001. The Trust will cast its vote on behalf of the NestEgg Funds at the interestholders' meeting 0f the Master Investment Portfolio in proportion to the votes received by NestEgg Fund shareholders with respect to Proposals 2 , 3, 4 and 5. The Board recommends that you approve converting your NestEgg Fund's investment objective from fundamental to non-fundamental. If shareholders approve converting the NestEgg Funds' investment objectives from fundamental to non-fundamental, the Board would have the flexibility to change the investment objectives in the future without the need for shareholder vote. In such cases, the NestEgg Funds' new investment objective would be changed to correspond to changes in the investment objectives and policies of the relevant Master Portfolio. For a listing of each NestEgg Fund's current investment objective, please see Appendix A.

         The Board expects that you will benefit from this proposed change because it will enable the Board to revise your NestEgg Fund's investment objective without incurring the time and costs associated with an shareholder vote. The Board believes that this approach provides the Board with the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

         In connection with the change of the NestEgg Funds' investment objectives from fundamental to non-fundamental, the Board has approved, subject to approval of this Proposal 2 by shareholders of the NestEgg Capital Preservation Fund, changing the NestEgg Capital Preservation Fund's investment objective. The NestEgg Funds generally seek to provide long-

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

term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons, and this strategy would not change. However, the specific investment objective for the NestEgg Capital Preservation Fund currently reads as follows:

          - NestEgg Capital Preservation Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) in the near future.

Subject to approval of this Proposal 2 by shareholders of the NestEgg Capital Preservation Fund and in connection with the anticipated approval of the identical change in the investment objective of the Fund's Master Portfolio, the Board has approved changing the NestEgg Capital Preservation Fund's investment objective to read:

          - NestEgg Capital Preservation Fund is managed for investors seeking income and moderate long-term growth of capital.

         The Board does not anticipate that the change will result in a material change in the level of investment risk associated with investment in the NestEgg Capital Preservation Fund or the manner in which it is managed. Because this change is not a substantive one, the Trust is not seeking shareholder approval separate and apart from the approval described in this Proposal 2. Accordingly, a vote "for" changing the investment objective of the NestEgg Capital Preservation Fund from fundamental to non-fundamental also will have the effect of a vote "for" changing the investment objective of the NestEgg Capital Preservation Fund as discussed above.

         Each proposal 2 of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2

PROPOSAL 3 -    CHANGING THE ASSET ALLOCATION MODEL OF THE MASTER PORTFOLIOS TO
                INCREASE THE "NORMAL" EQUITY ALLOCATION PERCENTAGE

         As previously discussed in Proposal 2, each NestEgg Fund is expected to cast its vote in connection with the proposals to be voted at the interestholders' meeting of the Master Portfolios in November___, 2001. Each Master Portfolio allocates its assets among different classes of investments depending on the time horizon of the specific Master Portfolio, according to an asset allocation model developed by the Master Portfolio's investment adviser, Barclays Global Fund Advisors ("BGFA"). A Master Portfolio that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities. BGFA's investment professionals conduct ongoing research to evaluate the effectiveness of, and to enhance the asset allocation model and the model is continually refined. On August 21, 2001, BGFA proposed, and the Boards of Trustees of the Master Portfolios and the Trust each approved, a change in the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each Master Portfolio that has reached its time horizon. The proposed change represents a material increase in the equity exposure to, and risk characteristics of, the Master Portfolios that have reached their time horizons. Equity risk is the risk that the price of equity securities in which a Master Portfolio invests may decline. Generally, there is greater price volatility with equity securities as compared to debt securities or money market instruments.

         The Boards of each the Trust and Master Portfolios approved this change in recognition of the fact that investors in the Master Portfolios that have reached their time horizons appear to have longer time horizons than originally anticipated, and investors in such Master Portfolios, in addition to income, may need more capital appreciation opportunities. This change also will make the asset allocation more consistent with pension plans that distribute benefits over time to retirees. The proposed change is designed to give flexibility to BGFA to invest such Master Portfolios' assets in equity securities with the expectation of increasing potential returns and capital appreciation, and decreasing the possibility that shareholders will outlive their savings.

         Although the Master Portfolios' Board is not required to obtain interestholder approval to institute this change, the Board decided to submit this change to the interestholders of the Income and the 2010 Master Portfolios only for approval because the proposed change will materially increase the equity exposure of these Master Portfolios. Likewise, the Board of Trustees of the Trust determined to submit this proposal to the shareholder of the NestEgg Capital Preservation Fund and NestEgg 2010 Fund and cast its vote in proportion to the votes received. Because the other Master Portfolios already may invest up to 100% of their assets in equity securities, this change is not expected to materially affect the asset composition or risk characteristics of these Master Portfolios for some time. This change will not be implemented for any Master Portfolio, however, unless interestholders of both the Income and the 2010 Master Portfolios approve it.

         Each proposal of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3

PROPOSAL 4 -    AMENDING CERTAIN NESTEGG FUNDS' AND MASTER PORTFOLIOS'
                FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING CERTAIN
                OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

         The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions of the NestEgg Funds are the same as those of the Master Portfolios and are considered by BGFA to limit its investment activities as the investment adviser to the Master Portfolios.

         Since the Trust was established in 1996, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, each NestEgg Fund and its corresponding Master Portfolio continues to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Boards of Trustees of each the Trust and Master Investment Portfolio has authorized the submission to the NestEgg Funds' shareholders and the Master Portfolios' interestholders for their approval, and recommends approval of the amendment and/or reclassification of certain of the NestEgg Funds' and Master Portfolios' fundamental policies. The following description of proposed changes to the Master Portfolio are applicable to the corresponding NestEgg Fund.

         The proposed modifications would:

          1. simplify, streamline, and create more flexibility under, as well as standardize, the fundamental policies that are required to be stated under the 1940 Act; and

          2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act.

         By reducing the number of policies that can be changed only by interestholder/shareholder vote, the Board of Trustees believes that the NestEgg Funds/Master Portfolios would be able to minimize the costs and delays associated with holding future shareholder /interestholder meetings to revise fundamental policies that become outdated or inappropriate. The Board of Trustees also believes that BGFA's ability to manage the Master Portfolios' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust and Master Portfolios to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to legal, regulatory, market or technical changes. The proposed changes will not affect the NestEgg Funds'/Master Portfolios' investment objectives. Although the proposed changes in the fundamental policies will allow the NestEgg Funds/Master Portfolios greater flexibility to respond to investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the NestEgg Funds/Master Portfolios or the manner in which the Master Portfolios are managed.

         Each proposal of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

         COMPARISON OF THE CURRENT AND PROPOSED POLICIES.

         The table below sets forth a side-by-side comparison of each NestEgg Fund's/Master Portfolio's current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the NestEgg Funds/Master Portfolios. The Board does not anticipate that approving these changes will result in a material change in the way in which NestEgg Funds/ Master Portfolios are operated at the present time.


CURRENT FUNDAMENTAL INVESTMENT POLICY                         PROPOSED FUNDAMENTAL INVESTMENT POLICY


 PROPOSAL 4(A):  INDUSTRY CONCENTRATION:

 The NestEgg Fund/Master Portfolio may not invest 25%        The NestEgg Fund/Master Portfolio may not purchase the
 or more of its total assets in the securities of            securities of issuers conducting their principal
 issuers in any particular industry or group of              business activity in the same industry if, immediately
 closely related industries, except that, in the case        after the purchase and as a result thereof, the value
 of each NestEgg Fund/Master Portfolio, there shall be       of a NestEgg Fund/Master Portfolio's investments in
 no limitation on the purchase of obligations issued         that industry would equal or exceed 25% of the current
 or guaranteed by the U.S. Government, its agencies or       value of the NestEgg Fund/Master Portfolio's total
 instrumentalities.                                          assets, provided that this restriction does not limit a
                                                             NestEgg Fund/Master Portfolio's: (i) investments in
                                                             securities of other investment companies, (ii)
                                                             investments in securities issued or guaranteed by the
                                                             U.S. Government, its agencies or instrumentalities, or
                                                             (iii) investments in repurchase agreements
                                                             collateralized by U.S. Government securities.

                                                             COMMENTARY: The Board recommends the amended investment
                                                             policy for improved clarity and uniformity among the
                                                             Trust's NestEgg Fund/Master Portfolios, while
                                                             maintaining the NestEgg Fund/Master Portfolio-specific
                                                             exceptions to the industry concentration restriction
                                                             that are necessary for certain NestEgg Fund/Master
                                                             Portfolios. In addition, the amended policy also
                                                             clarifies that each NestEgg Fund/Master Portfolio may
                                                             invest in collateralized repurchase agreements without
                                                             violating this restriction.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                  PROPOSED FUNDAMENTAL INVESTMENT POLICY


 PROPOSAL 4(B): DIVERSIFICATION


 The NestEgg Fund/Master Portfolio may not invest more than             The NestEgg Fund/Master Portfolio may not purchase the
 5% of its assets in the obligations of any single issuer,              securities of any single issuer if, as a result, with
 except that up to 25% of the value of its total assets may             respect to 75% of a NestEgg Fund/Master Portfolio's total
 be invested, and securities issued or guaranteed by the                assets, more than 5% of the value of its total assets would
 U.S. Government, or its agencies or instrumentalities may              be invested in the securities of such issuer or the NestEgg
 be purchased, without regard to any such limitation.                   Fund/Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided
 The NestEgg Fund/Master Portfolio may not hold more than               that this restriction does not limit a NestEgg Fund/Master
 10% of the outstanding voting securities of any single                 Portfolio's cash or cash items, investments in securities
 issuer. This investment restriction applies only with                  issued or guaranteed by the U.S. Government, its agencies
 respect to 75% of its total assets.                                    and instrumentalities, or investments in securities of other investment companies.

                                                                        COMMENTARY:

                                                                        The Board recommends the amended investment policy for
                                                                        improved clarity and uniformity among the Trust's NestEgg
                                                                        Fund/Master Portfolios. Applying the 10% of outstanding
                                                                        voting securities restrictions to 75%, rather than 100%, of the NestEgg Fund/Master Portfolio's total assets is
                                                                        consistent with industry practices and consistent with the
                                                                        1940 Act's definition of a "diversified" investment company.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                 PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(C): BORROWING MONEY AND
 PROPOSAL 4(D): ISSUING SENIOR SECURITIES

 The NestEgg Fund/Master Portfolio may not borrow money,              The NestEgg Fund/Master Portfolio may not borrow money or
 except to the extent permitted under the 1940 Act. For               issue senior securities, except to the extent permitted
 purposes of this investment restriction, a NestEgg                   under the 1940 Act, including the rules, regulations and any
 Fund/Master Portfolio's or NestEgg Fund/Master Portfolio's           orders obtained thereunder.
 entry into options, forward contracts, futures contracts,
 including those relating to indices, and options on futures          COMMENTARY:
 contracts or indices shall not constitute borrowing to the
 extent certain segregated accounts are established and               The Board recommends the amended investment policy for
 maintained by the NestEgg Fund/Master Portfolio as                   improved clarity and uniformity among the NestEgg
 described in prospectus.                                             Fund/Master Portfolios. This policy provides the NestEgg
                                                                      Fund/Master Portfolios with maximum flexibility with respect
 The NestEgg Fund/Master Portfolio may not issue any senior           to future changes in the 1940 Act, including the rules,
 security (as such term is defined in Section 18(f) of the            regulations and orders thereunder, regarding restrictions on
 1940 Act), except to the extent the activities permitted in          borrowing money and issuing senior securities, without
 investment restriction nos. 3 and 5 as set forth in the              incurring the costs of soliciting an interestholder vote.
 NestEgg Funds' and Master Portfolios' statement of                   The 1940 Act currently allows a Master Portfolio to borrow
 Additional Information may be deemed to give rise to a               up to one-third the value of its total assets (including the
 senior security or as otherwise permitted under the rules            amount borrowed) valued at the lesser of cost or market,
 and regulations or an exemptive order of the Securities and          less liabilities (not including the amount borrowed) at the
 Exchange Commission.                                                 time the borrowing is made. To the extent a Master Portfolio increases the amount it borrows, it would be subject to
                                                                      greater leverage risk, which is the risk that the increased assets available for investment would expose the Master
                                                                      Portfolio to greater market risk, interest rate risk and
                                                                      other risks. However, the Master Portfolios currently intend to borrow money only for temporary or emergency (not
                                                                      leveraging) purposes.



CURRENT FUNDAMENTAL INVESTMENT POLICY                               PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(E): LENDING
 The NestEgg Fund/Master Portfolio may not make loans               The NestEgg Fund/Master  Portfolio may not make
 to others, except through the purchase of debt                     loans to other parties, except to the extent
 obligations and the entry into repurchase agreements.              permitted under the 1940 Act, including the rules,
 However, each NestEgg Fund/Master Portfolio may lend               regulations and any orders obtained thereunder.
 its portfolio securities in an amount not to exceed                For the purposes of this limitation, entering into
 one-third of the value of its total assets. Any loans              repurchase agreements, lending securities and
 of portfolio securities will be made according to                  acquiring any debt securities are not deemed to be
 guidelines established by the Securities and Exchange              the making of loans.
 Commission and the Board of Trustees of the Trust.

                                                                    COMMENTARY:

                                                                    The Board recommends the amended investment policy for
                                                                    improved clarity and uniformity among the NestEgg
                                                                    Funds/Master Portfolios. This policy provides the Master
                                                                    Portfolios with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations
                                                                    and orders thereunder, regarding lending, without incurring the costs of soliciting a shareholder/ interestholder vote.
                                                                    In addition, the amended policy clarifies that lending
                                                                    securities and entering into repurchase transactions will
                                                                    not be considered a loan for purposes of any Master
                                                                    Portfolio's application of this restriction. Currently, the
                                                                    1940 Act and regulatory interpretations limit the percentage of a Master Portfolio's securities that may be loaned to 33
                                                                    1/3% of its total assets. It is unlikely that the Master
                                                                    Portfolios would lend money, except to the extent that the purchase of debt securities or similar evidences of
                                                                    indebtedness, or repurchase agreements could be considered a loan. To the extent that a Master Portfolio participates in certain lending transactions, there is a risk that the
                                                                    Master Portfolio, as lender, could experience a delay in
                                                                    obtaining prompt repayment of a loan.


CURRENT FUNDAMENTAL INVESTMENT POLICY                              PROPOSED FUNDAMENTAL INVESTMENT POLICY


PROPOSAL 4(F): UNDERWRITING

The NestEgg Fund/Master Portfolio may not act as an                The NestEgg Fund/Master Portfolio may not underwrite
underwriter of securities of other issuers, except to the          securities of other issuers, except to the extent that the
extent the NestEgg Fund/Master Portfolio may be deemed an          purchase of permitted investments directly from the issuer
underwriter under the Securities Act of 1933, as amended, by       thereof or from an underwriter for an issuer and the later
virtue of disposing of portfolio securities.                       disposition of such securities in accordance with a NestEgg
                                                                   Fund/Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the NestEgg Fund/Master Portfolio of securities issued by an open-end management investment company, or a series
                                                                   thereof, with substantially the same investment objective, policies and restrictions as the NestEgg Fund/Master
                                                                   Portfolio shall not constitute an underwriting for purposes of this paragraph.

                                                                   Commentary:

                                                                   The Board recommends the amended investment policy for
                                                                   improved clarity and uniformity among the NestEgg Funds/
                                                                   Master Portfolios. In addition, the amended policy expands the exclusion from the underwriting restriction to include securities issued by non-diversified, open-end management
                                                                   investment companies, as well as securities issued by
                                                                   diversified, open-end management investment companies. The
                                                                   Master Portfolios currently do not intend to invest in
                                                                   securities of non-diversified investment companies.


CURRENT FUNDAMENTAL INVESTMENT POLICY                              PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(G): INVESTMENTS IN REAL ESTATE
 The NestEgg Fund/Master Portfolio may not purchase, hold or       The NestEgg Fund/Master Portfolio may not purchase or sell
 deal in real estate, or oil, gas or other mineral leases or       real estate unless acquired as a result of ownership of
 exploration or development programs, but each NestEgg             securities or other instruments (but this shall not prevent
 Fund/Master Portfolio may purchase and sell securities that       the NestEgg Fund/Master Portfolio from investing in
 are secured by real estate or issued by companies that            securities or other instruments backed by real estate or
 invest or deal in real estate.                                    securities of companies engaged in the real estate
                                                                   business).

                                                                   Commentary:

                                                                   The Board recommends the amended investment policy for
                                                                   improved clarity and uniformity among the NestEgg Funds/
                                                                   Master Portfolios.


CURRENT FUNDAMENTAL INVESTMENT POLICY                               PROPOSED FUNDAMENTAL INVESTMENT POLICY

PROPOSAL 4(H): INVESTMENTS IN COMMODITIES
AND COMMODITY CONTRACTS

The NestEgg Fund/Master Portfolio may not invest in                 The NestEgg Fund/Master Portfolio may not purchase or sell
commodities, except that each NestEgg Fund/Master Portfolio         commodities, provided that (i) currency will not be deemed
may purchase and sell (i.e., write) options, forward                to be a commodity for purposes of this restriction, (ii)
contracts, futures contracts, including those relating to           this restriction does not limit the purchase or sale of
indices, and options on futures contracts or indices.               futures contracts, forward contracts or options, and (iii)
                                                                    this restriction does not limit the purchase or sale of
                                                                    securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of
                                                                    ownership of securities or other instruments.

                                                                    Commentary:
                                                                    The Board recommends the amended investment policy for
                                                                    improved clarity and uniformity among the NestEgg
                                                                    Funds/Master Portfolios. In addition, the amended policy
                                                                    clarifies that currency is not considered a commodity for
                                                                    purposes of this restriction.


CURRENT FUNDAMENTAL INVESTMENT POLICY                             PROPOSED FUNDAMENTAL INVESTMENT POLICY

PROPOSAL 4(I): CONVERT FUNDAMENTAL
POLICIES OF NESTEGG FUNDS/MASTER
PORTFOLIOS TO NON-FUNDAMENTAL POLICIES

4(I)(v): The NestEgg Fund/Master Portfolio may not purchase       Convert to non-fundamental investment policies of the
securities on margin, but each NestEgg Fund/Master Portfolio      respective NestEgg Funds/Master Portfolios.
may make margin deposits in connection with transactions in
options, forward contracts, futures contracts, including          COMMENTARY:
those relating to indices, and options on futures contracts
or indices.                                                       Because these policies are no longer required to be
                                                                  fundamental, the Board recommends converting each of these fundamental investment policies to a non-fundamental
                                                                  investment policy of the respective NestEgg Funds/Master
                                                                  Portfolios. This will give the Board the flexibility to
                                                                  change each of these investment policies in the future with only Board approval.


Each proposal of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See
                       "Solicitation of Proxies" above.)



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE PROPOSALS

PROPOSAL 5 -  ELECTING TRUSTEES OF MASTER INVESTMENT PORTFOLIO

     NOMINEES FOR TRUSTEE.

     With respect to the NestEgg Funds' voting on the election of Trustees of the Master Investment Investment Portfolio ("MIP Trust")at its' interestholders meeting discussed above, the Board has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong each to serve as MIP Trustee until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong currently serve as Trustees of the MIP Trust and as Directors of Barclays Global Investors Funds, Inc. ("BGIF"), a separate investment company. Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Trustees of the MIP Trust since its inception in 1993 and Mr. Soong was appointed as a MIP Trustee by the MIP Board on February 9, 2000. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new MIP Trustees to fill existing vacancies, and are not presently serving as MIP Trustees. Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), which is a co-administrator for the Master Portfolios. Ms. Bitterman is -- President and Chief Executive Officer of KQED, Inc. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the MIP Board from four to seven members. No Trustee or nominee is a party adverse to the MIP Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the MIP Trust.

         If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each MIP Trustee.

                        NOMINEES STANDING FOR REELECTION

                                                                           PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE                  POSITION(S)             DURING PAST FIVE YEARS
JACK S. EUPHRAT, 79                                 Trustee        Private Investor.
415 Walsh Road
Atherton, CA  94027

W. RODNEY HUGHES, 74                                Trustee        Private Investor.
31 Dellwood Court
San Rafael, CA  94901

LEO SOONG, 55                                       Trustee        Managing Director of Crystal Geyser Roxane Water
Crystal Geyser Water Co.                                           Co.; Board Chair and Director of KQED, Inc.
55 Francisco Street, Suite 410                                     (until 1998); Co-Founder of Crystal Geyser Water
San Francisco, CA  94133                                           Co.; President and Director of Crystal Geyser
                                                                   Water Co. (until 1999).

R. GREG FELTUS*, 50                            Trustee, Chairman   Executive Vice President of Stephens Inc.;
Stephens Inc.                                    and President     President of Stephens Insurance Services, Inc.;
111 Center Street, Suite 300                                       President of Investors Brokerage Insurance Inc.;
Little Rock, AR  72201                                             and Manager of Private Client Group.

----------

*An "interested person" of the Trust as defined in the 1940 Act.

                  NOMINEES NOT PRESENTLY SERVING AS MIPTRUSTEES

                                                                                  PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE                   POSITION                      DURING PAST FIVE YEARS

MARY G. F. BITTERMAN, 57                            Trustee        President and Chief Executive Officer of KQED,
KQED, Inc.                                                         Inc.; Director of Pacific Century Financial
2601 Mariposa Street                                               Corporation/Bank of Hawaii.
San Francisco, CA  94110

RICHARD K. LYONS, 40                                Trustee        Professor, University of California, Berkeley:
350 Barrows Hall                                                   Haas School of Business; Member, Council on
Haas School of Business                                            Foreign Relations; Director of Matthews
Berkeley, CA  94720                                                International Funds; Director of iShares Trust.

LEE T. KRANEFUSS*, 39                               Trustee        Chief Executive Officer of the Individual
45 Fremont Street                                                  Investor Business of Barclays Global Investors,
San Francisco, CA  94105                                           N.A.; The Boston Consulting Group (until 1997).

----------

*An "interested person" of the Trust as defined in the 1940 Act.

         MIP BOARD MEETINGS AND COMMITTEES.

         The standing committees of the MIP Board are the Audit Committee and the Nominating Committee.

         The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee's primary responsibilities are:

         - to oversee the MIP Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

         - to review the results of the annual audits of the financial statements of each Master Portfolio;

         - to interact with the Master Portfolios' independent auditors on behalf of the full Board of MIP Trustees.

         The current members of the Nominating Committees are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the MIP Board a slate of persons to be nominated for election as Trustees by the interestholders at each annual meeting of interestholders and a person to be elected to fill any vacancy occurring for any reason on the MIP Board.

         The Nominating Committee will consider nominees recommended by an interestholder to serve as MIP Trustee, provided (i) that such person was an interestholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         The most recent fiscal year for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (the "LifePath Master Portfolios") ended on February 28, 2001. During such fiscal year the Board held four regular Board meetings. In addition, the Audit Committee held two meetings and the Nominating Committee held one meeting.

         All of the current MIP Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during the fiscal year ended February 28, 2001. Currently, 75% of the MIP Board members are disinterested and, if the additional MIP Board nominees are elected by interestholders, that percentage will decrease to approximately 70%.

         Trustee Compensation.

         Trustees of the MIP Trust are entitled to receive an annual retainer of $20,000 to be (i) allocated between the MIP Trust and BGIF, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a MIP Trustee only serves for a portion of a year. In addition, the MIP Trust and BGIF pay each MIP Trustee a combined fee of $1,000 for attendance at each meeting of the Boards of the MIP Trust and BGIF, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Trustee is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust, BGIF or any other investment company advised by BGFA (the "Fund Complex").

                               COMPENSATION TABLE

         The following table sets forth the compensation received by the MIP Trustees for their services to the MIP Trust and the Fund Complex during the most recent calendar year ended December 31, 2000.

                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                              FROM THE MIP TRUST                      FUND COMPLEX

Jack S. Euphrat                                      $12,500                              $25,000
   Trustee


R. Greg Feltus                                         $ 0                                  $ 0
   Trustee


W. Rodney Hughes                                     $12,500                              $25,000
   Trustee


Leo Soong*                                           $10,678                              $21,357
   Trustee


Richard K. Lyons**                                     $0                                 $41,000
   Nominee for Trustee


----------
* Appointed to the Boards of the Trust and BGIF on February 9, 2000. ** Serves as Trustee for iShares Trust, a separate investment company advised by BGFA.


        THE BOARDS OF TRUSTEES OF EACH THE TRUST AND MIP TRUST RECOMMEND
                            A VOTE "FOR" ALL NOMINEES

THE ADVISER AND SUB-ADVISERS OF THE FUNDS


INTRUST Financial Services, Inc., ("INTRUST")105 North Main Street, Box One, Wichita, Kansas 67202, serves as the investment adviser of the Funds pursuant to an Advisory Agreement dated November 25, 1996 and an Assumption Agreement dated August 21, 2001.

The Adviser is a wholly owned subsidiary of INTRUST Bank N.A. ("INTRUST Bank") which, in turn, is a majority-owned subsidiary of INTRUST Financial Corporation (formerly, First Bancorp of Kansas), a bank holding company. INTRUST Bank and INTRUST Financial Corporation are located at 105 North Main Street, Box One, Wichita, Kansas 67202. INTRUST Bank also serves as the Custodian to certain Funds.

INTRUST employs sub-advisers to manage the assets of the Money Market Fund, Stock Fund, Short Term Bond Fund and Intermediate Bond Fund. The sub-advisers are:

AMR Investment Services, Inc.("AMR")

AMR serves as sub-adviser to the Money Market Fund and Stock Fund. AMR is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The address of AMR and AMR Corporation is 4333 Amon Carter Blvd., MD 5645, Fort Worth, TX 76155. AMR has retained the services of Barrow Hanley Mewhinney & Strauss to mange the assets of the Stock Fund. Barrow Hanley Mewhinney & Strauss is a wholly owned subsidiary of UAM located at One International Place, Boston, Massachusetts 02110, which in turn is a wholly owned subsidiary of Old Mutual plc, located at Lansdowne House, 57 Berkeley Square, London, UK 5D8. The address of Barrow Hanley is 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. In addition, AMR serves as investment adviser to the International Equity Portfolio, in which the International Multi-Manager Stock invests all of its investable assets pursuant to a master-feeder agreement with AMR.


Galliard Capital Management, Inc.

Galliard Capital Management, Inc., 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55402, serves as sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, is a wholly owned subsidiary of Wells Fargo Bank Minnesota, NA which is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), and is located at 420 Montgomery Street, San Francisco, California 94163.

THE ADVISER TO THE MASTER PORTFOLIOS

     BGFA serves as investment adviser to each Master Portfolio. The principal business address of BGFA is 45 Fremont Street, San Francisco CA 94105. BGFA is a wholly owned subsidiary of BGI. As of March 31, 2001, BGFA and its affiliates provided investment advisory services for approximately $742 billion of assets.




THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund's Administrator.

INDEPENDENT AUDITORS

KPMG LLP ("KPMG"), serves as the independent auditors for the Trust. KPMG provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191 West Nationwide Blvd, Suite 500,Columbus, Ohio, 43215. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
KPMG LLP has served as the Funds' independent certified public accountants since November 25, 1996, providing audit, tax and other related services. Representatives of KPMG LLP are not expected to be present at the Special Meeting.

         AUDIT FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of each Fund's annual financial statements for the last respective fiscal year were as follows:

            Short-Term Bond Fund                              $11.025
            Intermediate Bond Fund                            $12,100
            Stock Fund                                        $12,350
            International Multi-Manager Stock Fund             $7,925
            Kansas Tax-Exempt Bond Fund                       $10,525
            Money Market Fund                                 $13,675
            NestEgg Capital Preservation Fund                 $13,675
            NestEgg 2010 Fund                                 $13,675
            NestEgg 2020 Fund                                 $13,675
            NestEgg 2030 Fund                                 $13,675
            NestEgg 2040 Fund                                 $13,675

         ALL OTHER FEES

KPMG LLP did not provide to or bill the Funds, during any non-audit services for the Funds' recent fiscal years.



EXECUTIVE OFFICERS OF THE TRUST

         The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.

                                                                       PRINCIPAL OCCUPATION DURING PAST FIVE
          NAME, ADDRESS AND AGE                    POSITION                         YEARS

David Bunstine, Age 35                            President         Director, BISYS Fund Services Ohio, Inc., since
                                                                    1987.

Steven Pierce, Age: 35                            Treasurer         Vice President of Financial Services of BISYS
                                                                    Fund Services since 1998; formerly, Manager of
                                                                    Financial Operations at CNA Insurance from
                                                                    1996-1998; Trust Officer of First Chicago NBD
                                                                    Corporation from 1994-1996.

George Stevens, Age: 49                            Secretary        Vice President,  BISYS Fund Services Ohio, Inc.
                                                                    since 1998; formerly Client Services Manager,
                                                                    BISYS since 1996.



SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of each Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of each Fund are represented. If a quorum of shareholders of each Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

Share represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

The Trust will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals; however INTRUST Financial Services will pay any expenses associated with additional solicitations made by letter, telephone or telegraph.

SUBSTANTIAL SHAREHOLDERS

         As of September 21, 2001, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in each of the Funds listed below and in the following capacity:


                                                                                    NUMBER OF         PERCENTAGE
NAME AND ADDRESS OF SHAREHOLDER*                           TYPE OF OWNERSHIP          SHARES           OF FUND

                                                                 Record                                 [___%]
------------------------------
------------------------------
------------------------------

---------------
* As of the close of business on September __, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Trust.

         The following list sets forth the shares outstanding for each Fund as of SEPTEMBER 21, 2001, the Record Date.

                      FUND                                                  SHARES
                                                                 OUTSTANDING AS OF 9/21/2001
                                                                           [-----]
              Short-Term Bond Fund

                                                                           [-----]
             Intermediate Bond Fund

                                                                           [-----]
                   Stock Fund

                                                                           [-----]
     International Multi-Manager Stock Fund

                                                                           [-----]
          Kansas Tax-Exempt Bond Fund

                                                                           [-----]
               NestEgg 2010 Fund

                                                                           [-----]
               NestEgg 2020 Fund
                                                                           [-----]



               NestEgg 2030 Fund

                                                                           [-----]
               NestEgg 2040 Fund

                                                                           [-----]
       NestEgg Capital Preservation Fund
                                                                           [-----]
               Money Market Fund

As of the date of this Proxy Statement, each Fund only offered Service Shares.




PAYMENT OF EXPENSES

The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.



PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.




By order of the Board of Trustees,



David Bunstine
President
American Independence Funds Trust

October __, 2001

APPENDIX A








        FUND                                       INVESTMENT OBJECTIVE

  NESTEGG CAPITAL           Each NestEgg Fund seeks to provide long-term
  PRESERVATION FUND         investors in a feeder fund with an asset allocation
  NESTEGG 2010 FUND         strategy designed to maximize assets for retirement
  NESTEGG 2020 FUND         or for other purposes consistent with the
  NESTEGG 2030 FUND         quantitatively measured risk such investors, on
  NESTEGG 2040 FUND         average, may be willing to accept given their
                            investment time horizons. Specifically:

                                   -      NESTEGG CAPITAL PRESERVATION FUND is
                                          managed for investors planning to
                                          retire (or begin to withdraw
                                          substantial portions of their
                                          investment) in the near future.


                                   -      NESTEGG 2010 FUND is managed for
                                          investors planning to retire (or begin
                                          to withdraw substantial portions of
                                          their investment) approximately in the
                                          year 2010.

                                   -      NESTEGG 2020 FUND is managed for
                                          investors planning to retire (or begin
                                          to withdraw substantial portions of
                                          their investment) approximately in the
                                          year 2020.


                                   -      NESTEGG 2030 FUND is managed for
                                          investors planning to retire (or begin
                                          to withdraw substantial portions of
                                          their investment) approximately in the
                                          year 2030.

                                   -      NESTEGG 2040 FUND is managed for
                                          investors planning to retire (or begin
                                          to withdraw substantial portions of
                                          their investment) approximately in the
                                          year 2040.

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]



                        American Independence Funds Trust

                         SPECIAL MEETING OF SHAREHOLDERS
                                November 14, 2001

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund



SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMERICAN INDEPENDENCE FUNDS
TRUST

The undersigned hereby appoints David Bunstine and George Stevens proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the above referenced Funds (the "Fund"), each a separate series of American Independence Funds Trust, to be held at 10:00 a.m. (Eastern Standard Time) on November 14, 2001, at the Funds' offices located at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on September 21, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on September21, 2001. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW.

PROPOSAL:

                                                                                           WITHHOLD
                                                                               FOR         AUTHORITY
PROPOSAL 1:  APPLICABLE TO ALL FUNDS

TO ELECT THE FOLLOWING NINE NOMINEES AS TRUSTEES OF THE TRUST, EACH OF WHOM
WILL SERVE UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED:

TO VOTE 100% FOR ALL CANDIDATES, JUST CHECK THIS BOX                           [ ]
                                OR
TO VOTE INDIVIDUALLY, INDICATE THE PERCENTAGE OF YOUR INTERESTS THAT YOU ARE
CASTING FOR EACH NOMINEE IN THE APPROPRIATE BOXES:


(1) RONALD L. BALDWIN                                                          [ ]                 [ ]

(2) TERRY L. CARTER                                                            [ ]                 [ ]

(3) THOMAS F. KICE                                                             [ ]                 [ ]

(4) TROY JORDAN                                                                [ ]                 [ ]

(5) GEORGE MILEUSNIC                                                           [ ]                 [ ]

(6) JOHN J. PILEGGI                                                            [ ]                 [ ]

(7) RODNEY D. PITTS                                                            [ ]                 [ ]

(8) PETER L. OCHS                                                              [ ]                 [ ]
                                                                               [ ]
(9) PHILLIP J. OWINGS                                                                              [ ]




                                                                            FOR          AGAINST        ABSTAIN

PROPOSAL 2:    APPLICABLE TO NESTEGG CAPITAL PRESERVATION FUND,
               NESTEGG 2010FUND, NESTEGG 2020FUND, NESTEGG 2030FUND,
               AND NESTEGG 2040FUND ONLY

To approve a proposal to convert the NestEgg Fund's investment               [   ]         [   ]         [  ]
objectives from fundamental to non-fundamental


                                                                            FOR          AGAINST        ABSTAIN

PROPOSAL 3 :   APPLICABLE TO NESTEGG CAPITAL PRESERVATION FUND AND
               NESTEGG 2010FUND ONLY

TO APPROVE A PROPOSAL CHANGING THE ASSET ALLOCATION MODEL OF THE             [  ]          [  ]          [  ]
MASTER PORTFOLIOS TO INCREASE THE "NORMAL" EQUITY ALLOCATION
PERCENTAGE FOR EACH  MASTER PORTFOLIO THAT HAS REACHED ITS TIME
HORIZON



                                                                                FOR          AGAINST        ABSTAIN

PROPOSAL 4:    APPLICABLE TO NESTEGG CAPITAL PRESERVATION FUND, NESTEGG
               2010FUND, NESTEGG 2020FUND, NESTEGG 2030FUND, AND NESTEGG
               2040FUND OR AS OTHERWISE NOTED IN SUB-SECTION 4(I) BELOW

To approve a proposal amending your NestEgg Fund's/Master Portfolio's fundamental investment policies and converting certain others to non-fundamental policies:

To vote 100% of your votes FOR all of these items, just check this box:          [  ]

       4(A)     INDUSTRY CONCENTRATION                                           [   ]        [   ]          [   ]
       4(B)     DIVERSIFICATION                                                  [   ]        [   ]          [   ]
       4(C)     BORROWING MONEY                                                  [   ]        [   ]          [   ]
       4(D)     ISSUING SENIOR SECURITIES                                        [   ]        [   ]          [   ]
       4(E)     LENDING                                                          [   ]        [   ]          [   ]
       4(F)     UNDERWRITING                                                     [   ]        [   ]          [   ]
       4(G)     INVESTMENTS IN REAL ESTATE                                       [   ]        [   ]          [   ]
       4(H)     INVESTMENTS IN COMMODITIES AND COMMODITY CONTRACTS               [   ]        [   ]          [   ]



                                                                                               WITHHOLD
                                                                                   FOR         AUTHORITY


PROPOSAL 5:  APPLICABLE TO NESTEGG FUNDS ONLY

TO ELECT THE FOLLOWING SIX NOMINEES AS TRUSTEES OF THE MIP TRUST, EACH OF WHOM
WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

     TO VOTE 100% FOR ALL CANDIDATES, JUST CHECK THIS BOX                          [ ]
                                    OR
     TO VOTE INDIVIDUALLY, INDICATE THE PERCENTAGE OF YOUR INTERESTS THAT YOU
     ARE CASTING FOR EACH NOMINEE IN THE APPROPRIATE BOXES:

              (1) MARY G. F. BITTERMAN                                             [ ]                [ ]

              (2) JACK S. EUPHRAT                                                  [ ]                [ ]

              (3) R. GREG FELTUS                                                   [ ]                [ ]

              (4) W. RODNEY HUGHES                                                 [ ]                [ ]

              (5) LEE T. KRANEFUSS                                                 [ ]                [ ]

              (6) RICHARD K. LYONS                                                 [ ]                [ ]

              (7) LEO SOONG                                                        [ ]                [ ]




Signed: ____________________________________ Dated: __________________
           [Shareholder Name]

Signed: ____________________________________ Dated: __________________
           [Signature(s) (if held jointly)]



Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.